UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   May 18, 2006
                                                   ------------

             Nelnet Student Loan Trust 2006-2, Issuing Entity (Exact
                 name of registrant as specified in its charter)
                   Nelnet Student Loan Funding, LLC, Depositor
                              Nelnet, Inc., Sponsor

            Delaware               333-128658-02            75-2997993
            --------               -------------            ----------
  (State of other jurisdiction      (Commission           (IRS Employer
       of incorporation)            File Number)         Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska             68508
-------------------------------------------------------      -----------
       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (402) 434-7140
                                                   --------------


         (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14(d)-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) un the Exchange Act (17 CFR240.13e-4(c))

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

In connection with the issuance of student loan asset-backed notes by Nelnet Student Loan Funding Trust 2006-2, the opinions of Kutak Rock LLP and the opinion and consent of Richards, Layton & Finger, P.A., are attached.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

5.1 Opinion and consent of Kutak Rock LLP, dated as of May 18, 2006, with respect to due authorization, enforceability and legality of the Notes (filed herewith).

5.2 Opinion of Richards, Layton & Finger, P.A., dated as of May 18, 2006 with respect to due authorization of the notes (filed herewith).

8.1 Opinion of Kutak Rock LLP, dated as of May 18, 2006, with respect to certain federal income tax matters (contained in Exhibit 5.1).

23.1 Consent of Richards Layton & Finger, P.A., dated as of May 18, 2006 (filed herewith).

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NELNET STUDENT LOAN TRUST 2006-2

                                       By:  NELNET STUDENT LOAN FUNDING, LLC,
                                            Depositor


                                       By:  NELNET STUDENT LOAN FUNDING
                                            MANAGEMENT CORPORATION, as Manager



                                       By: /s/ Jeffrey R. Noordhoek
                                          -------------------------------------
                                          Jeffrey R. Noordhoek
                                          Vice President

Dated:  May 18, 2006

                                  EXHIBIT INDEX



               Exhibit

(5.1) Opinion and consent regarding due authorization, enforceability and legality of the notes and certain federal income tax matters

(5.2)   Opinion regarding due authorization of the notes

(23.1)  Consent of Richards Layton & Finger, P.A.